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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: MAY 22, 2001
                       (DATE OF EARLIEST EVENT REPORTED)

                       REMINGTON OIL AND GAS CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                   1-11516
                  333-57456                                      75-2369148
            (Commission File No.)                   (IRS Employer Identification Number)
       8201 PRESTON ROAD -- SUITE 600
                Dallas, Texas                                    75225-6211
  (Address of principal executive offices)                       (Zip Code)

                                 (214) 210-2650
               Registrant's Telephone Number Including Area Code

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ITEM 5. OTHER EVENTS

     On May 22, 2001, Remington Oil and Gas Corporation settled its litigation with Phillips Petroleum Company ("Phillips"). The Compromise and Settlement Agreement which resolves the litigation and provides for Phillips assigning its net profits interest in South Pass Block 89, offshore Louisiana, is appended to this Current Report on Form 8-K as Exhibit 10.20 and incorporated by reference herein. In addition, on May 22, 2001, in connection with the settlement, Remington Oil and Gas Corporation issued the Press Release appended to this Current Report on Form 8-K as Exhibit 20.1 and incorporated by reference herein.

     Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-57456) filed with the Securities and Exchange Commission (the "Commission") on March 23, 2001, as amended by Amendment No. 1 thereto filed with the Commission on March 30, 2001, and as further amended by Amendment No. 2 thereto filed with the Commission on April 5, 2001, (as so amended, the "Registration Statement"), pursuant to which the Registrant registered an undetermined number of shares of Registrant's common stock, par value $0.01 per share, with an aggregate initial offering price not to exceed $110,000,000, for issuance in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to 1,189,344 shares of the Registrant's common stock issued to Phillips in connection with the settlement of the litigation with Phillips. In addition to the filings of the Exhibits described above, the Registrant is filing this Current Report on Form 8-K to file the opinion of Andrews & Kurth L.L.P. as Exhibit 5.1 to the Registration Statement and the related consent as Exhibit 23.1 to the Registration Statement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

        EXHIBIT
          NO.                                    DESCRIPTION
        -------                                  -----------
          5.1            -- Opinion of Andrews & Kurth L.L.P. re legality of shares issued to Phillips Petroleum Company.
         10.20           -- Compromise and Settlement Agreement between Remington Oil and Gas Corporation and Phillips Petroleum Company dated
                            May 22, 2001.
         20.1            -- Press Release of Remington Oil and Gas Corporation dated
                            May 22, 2001.
         23.1            -- Consent of Andrews & Kurth L.L.P. (contained in Exhibit
                            5.1)

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REMINGTON OIL AND GAS CORPORATION

                                        By:        /s/ JAMES A. WATT
                                           -------------------------------------
                                                       James A. Watt
                                           President and Chief Executive Officer

Date: May 31, 2001

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                               INDEX TO EXHIBITS

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
         5.1             -- Opinion of Andrews & Kurth L.L.P. re legality of shares issued to Phillips Petroleum Company.
        10.20            -- Compromise and Settlement Agreement between Remington Oil and Gas Corporation and Phillips Petroleum Company dated
                            May 22, 2001.
        20.1             -- Press Release of Remington Oil and Gas Corporation dated
                            May 22, 2001.
        23.1             -- Consent of Andrews & Kurth L.L.P. (contained in Exhibit
                            5.1)